UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

HPEV, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27420 Breakers Drive Wesley Chapel, Florida	33544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(813) 929-1877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Resignation of Sarna

On October 11, 2013, HPEV, Inc. (the “Registrant”) was informed by Sarna and Company ("Sarna") that it would resign as the Registrant’s independent registered public accounting firm. Sarna resigned as a consequence of a subpoena the Securities and Exchange Commission served on the Registrant on September 18, 2013 entitled In the Matter of HPEV, Inc. The subpoena requested documents relating to several matters, including Spirit Bear Limited, Robert Olins and all of their respective affiliates. Although it is unclear to the Registrant as to why the subpoena was served and what conclusions the SEC will reach after its investigation, Sarna chose to resign rather than incur the potential risk of these uncertainties.

Sarna was the independent registered public accounting firm for the Registrant from May 1, 2013 until its resignation effective October 11, 2013. None of Sarna’s reports on the Registrant’s financial statements for the quarters ended March 31, 2013 and June 30, 2013 were ever completed or filed. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Sarna served as the Registrant’s principal independent accountants.

The Registrant has provided Sarna with a copy of this disclosure and has requested that Sarna furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Sarna addressed to the Securities and Exchange Commission dated October 17, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Anton & Chia

On October 17, 2013, the Registrant engaged Anton and Chia, LLP, as its independent registered public accounting firm. [The Board] [Three members of the Board] approved and ratified the engagement of Anton & Chia on October 17, 2013. [Jay Palmer, Donica Holt and Carrie Dwyer, the three Board members appointed by Spirit Bear Limited, did not approve the engagement of Anton & Chia.]

Prior to October 17, 2013, the date that Anton & Chia, LLP was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Anton & Chia regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Anton & Chia that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Anton & Chia regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
16.1	Letter of Sarna and Company, dated October 17, 2013 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPEV, Inc. (Registrant)

Date: October 17, 2013	By	/s/ Tim Hassett
Tim Hassett
Chairman of the Board and Chief Executive Officer